UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):		December 23, 2015
Evans Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

New York	0-18539	161332767
_____________________ (State or Other Jurisdiction of Incorporation)	_____________ (Commission File Number)	______________ (IRS Employer Identification No.)

One Grimsby Drive, Hamburg, NY		14075
_______________________________ (Address of Principal Executive Offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		716-926-2000

Not Applicable
____________________________________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a letter to the Board of Directors for Evans Bancorp, Inc. (“the Company”) dated December 23, 2015,  Kenneth C. Kirst announced his resignation as a Director of the Board of Directors of Evans Bancorp, Inc., effective December 31, 2015.  Mr. Kirst, who has served on the Board of the Company since 2005, is retiring to spend more time with his family.  Mr. Kirst has served as a member of the Human Resource and Compensation Committee and Governance Committee.   Mr. Kirst also served as the Chairman of the Executive Loan Committee of Evans Bank N.A., a subsidiary of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

December 30, 2015	By:	/s/ David J. Nasca
Name: David J. Nasca
Title: President & Chief Executive Officer